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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


                             Date of Report (Date of
                   Earliest event reported): January 19, 1999
                                             ----------------

                                   OPTEL, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


         Delaware                                         95-4495524
---------------------------------                ------------------------------
(State or other jurisdiction                     (I.R.S. Employer Identification
of incorporation or organization)                 Number)

                                    333-24881
                                    ---------
                            (Commission File Number)

           1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
           -----------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)





Registrant's telephone number, including area code: (214) 634-3800


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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS

         On January 19, 1999, the Registrant issued the press release attached hereto as Exhibit "A" announcing Registrant's and I3S' launch of high-speed broadband Internet access services in Dallas, Houston and San Francisco.

ITEM 7.  EXHIBITS

         Press Release, dated January 19, 1999.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 20, 1999

                                 OpTel, Inc.
                                 (Registrant)


                                 By:  /s/ MICHAEL E. KATZENSTEIN
                                     ------------------------------
                                     Name:    Michael E. Katzenstein
                                     Title:   Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit
 No.                    Description                                 Page No.
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
 20                     Press Release, dated January 19, 1999          5